EXHIBIT “A-5”

AUTOMOBILES AND MOVEABLE TRAILERS

ATTACHED TO AND MADE A PART OF THAT CERTAIN ASSET PURCHASE AND SALE AGREEMENT DATED OCTOBER ____, 2011,

BY AND BETWEEN

SHORELINE SOUTHEAST LLC AND SHORELINE OFFSHORE LLC, SELLER

AND NORTH AMERICAN ENERGY RESOURCES INC., BUYER

NONE